November 2021 ARGO GROUP Earnings Supplement Exhibit 99.1

Forward-Looking Statements This presentation may include forward-looking statements, both with respect to Argo Group International Holdings, Ltd. (“Argo Group”, “we”, or “our”) and its industry, that reflect our current views with respect to future events and financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," “do not believe,” “aim,” "project," "anticipate," “seek,” "will," “likely,” “assume,” “estimate,” "may," “continue,” “guidance,” “objective,” “remain optimistic,” "path toward," “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. There can be no assurance that actual developments will be those anticipated by Argo Group. Actual results may differ materially as a result of significant risks and uncertainties including but not limited to the continuing impact of the novel coronavirus pandemic and related economic matters; changes in the pricing environment including those due to the cyclical nature of the insurance industry; increased competition; the adequacy of our projected loss reserves including development of claims that varies from that which was expected when loss reserves were established, adverse legal rulings which may impact the liability under insurance contracts beyond that which was anticipated when the reserves were established, development of new theories related to coverage which may increase liabilities under insurance contracts beyond that which were anticipated when the loss reserves were established, and reinsurance coverage being other than what was anticipated when the loss reserves were established; changes in tax regulations or laws applicable to us, our subsidiaries, brokers or customers; state, federal and foreign regulations that may impede our ability to charge adequate rates and efficiently allocate capital; changes in insurance regulations in the U.S. or other jurisdictions in which we operate; actions by our competitors, many of which are larger or have greater financial resources than we do; the inability to retain key personnel; natural and/or man-made disasters, including terrorist acts; impact of global climate change; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the inability to collect reinsurance recoverables; a downgrade in our financial strength ratings; changes in general economic and/or industry specific conditions, including inflation or deflation, foreign currency exchange rates, interest rates, and other similar factors; changes in the financial markets that impact investment income and the fair market values of our investments; changes in asset valuations; failure to execute information technology strategies; exposure to an information security breach; failure of outsourced service providers; failure to execute on expense targets; inability to successfully execute our business plan, divestitures, mergers or acquisitions; and costs associated with shareholder activism. For a more detailed discussion of such risks and uncertainties, see Item 1A, “Risk Factors” in Argo Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as supplemented in Part II, Item 1A, “Risk Factors” of Argo Group’s subsequent Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. The inclusion of a forward-looking statement herein should not be regarded as a representation by Argo Group that Argo Group’s objectives will be achieved. Argo Group undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on any such statements.

Announced Actions Aligned With Strategic Priorities Exited European Underwriting Outside of Lloyd’s Announced an Agreement to Sell Brazilian Operations, Argo Seguros U.S. Operations International Operations 2020 2021 2022 Exited U.S. Grocery & Retail Sold Renewal Rights to Contract Binding P&C Business Announced Syndicate 1200 Reinsurance-To-Close, 2017 and Prior Years Exited Reinsurance Business / Ariel Re Q3 2021 Earnings Supplement Note: The timeline above is a directional representation of portfolio related actions that have been formally announced.

U.S. retention ratio (Net Written Premium (NWP) / GWP) has been impacted by fronting business Business exits include U.S. Grocery & Retail, Contract Binding P&C business and other lines of business that are no longer written U.S. Operations Gross Written Premium (GWP) $ in millions U.S. Operations Historical Combined Ratio U.S. Pro-Forma Business Combined Ratio U.S. Exited Business Combined Ratio U.S. Pro-Forma Business Profile Post-Portfolio Changes Q3 2021 Earnings Supplement Exited Business GWP U.S. Pro-Forma Business GWP U.S. Retention excluding Fronting U.S. Retention including Fronting

Int’l retention ratio (NWP / GWP) increasing due to strategic repositioning of the portfolio towards less CAT-exposed lines of business Business exits include Ariel Re, Argo Seguros, Brazil and the planned exits of businesses in Italy and Malta and reflects re-underwritten and / or other lines of business in Syndicate 1200 that are no longer written Int’l Pro-Forma Business Profile Post-Portfolio Changes Exited Business GWP Int’l Pro-Forma Business GWP Int’l Retention International Operations Historical Combined Ratio Int’l Pro-Forma Business Combined Ratio Int’l Exited Business Combined Ratio International Operations Gross Written Premium $ in millions Q3 2021 Earnings Supplement

Net Catastrophe Losses (ex-COVID) vs. Insured Industry Losses1 Volatility Reduction Actions Insured Industry Catastrophe Losses1 Argo Group Net Catastrophe Losses Argo Group Hurricane Ida Net Catastrophe Losses Argo Group Winter Storm Uri Net Catastrophe Losses $ in millions unless otherwise noted. 1Insurance industry natural catastrophe losses estimated by Swiss Re SIGMA. 23Q’21 YTD reflects Swiss Re SIGMA’s 1H21 estimate in addition to its estimate for Hurricane Ida and European Floods. Q3 2021 Earnings Supplement $73.9

16% Workforce (250 headcount decrease) 25% Outside Services (Contract review and prioritization; $25M) 30% Real Estate Expense (Footprint reduction; $6M savings) Expense Initiatives Anticipated Savings (vs. 2019) Expense Ratio 2019 Expense Ratio 2020 Expense Ratio 2022E Expense Ratio 3Q’21-YTD Expense Ratio 38.5% Acquisition Expense Ratio General & Administrative Expense Ratio 37.3% Expense Reduction Actions 1Since July 1, 2020, includes the sale of Brazilian operations. 2Since year-end 2019 vs. 2022 projections. Q3 2021 Earnings Supplement 1 2 2